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                                                                   EXHIBIT 10.31


                             FIRST AMENDMENT TO THE
                   EMPLOYMENT AGREEMENT OF DAVID H. PETERSON


     WHEREAS, David H. Peterson (the "Executive") and NRG Energy Inc. ("NRG") have previously entered into an Employment Agreement (the "Agreement") dated June 28, 1995; and

     WHEREAS, Section 3(c)(i) of the Agreement provides that Executive may request a lump sum payment option of the benefit described therein provided that Executive requests said lump sum payment not less than twelve (12) months prior to Executive's termination of employment; and

     WHEREAS, NRG and Executive wish to amend the Agreement to permit the request to be made not less than ten (10) months prior to Executive's termination of employment.

     RESOLVED, that Section 3(c)(i) of the Agreement is hereby amended to substitute the word "ten" for the word "twelve" in the second sentence thereof.

     RESOLVED FURTHER, that the Agreement as amended, shall remain in fullforce and effect.


/s/ David H. Peterson              Date:  6/27/99
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David H. Peterson


NRG Energy Inc.


By  /s/ Gary R. Johnson            Date:  6/25/99
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Its  Director
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